UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2009
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-27312 (Commission File Number)	25-1537134 (IRS Employer Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On July 2, 2009, Tollgrade Communications, Inc. (the “Company”) received notice from Daniel P. Barry of his decision not to stand for re-election to the Board of Directors at the 2009 Annual Meeting of Shareholders to be held on August 5, 2009 (the “Annual Meeting”) and to retire from the Board following the Annual Meeting. Mr. Barry has served on the Company’s Board of Directors since 1995, served as the Company’s Chairman of the Board from 2005 to 2009 and is one of the Board’s longest serving directors.
(d) On July 6, 2009, the Company’s Board of Directors voted to increase the size of the Board of Directors from eight to nine members until certification of the voting results at the Annual Meeting and unanimously appointed Charles E. Hoffman to fill the newly-created vacancy. Under the terms of the Company’s Amended and Restated Articles of Incorporation (“Articles”), any increase in the number of directors must be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Accordingly, the Board determined to appoint Mr. Hoffman to one of the classes whose term expires at the 2009 Annual Meeting of Shareholders, and he will stand for re-election at the 2009 Annual Meeting of Shareholders as a substitute nominee for Mr. Barry. Immediately following the final certification of the voting results from the Annual Meeting, the size of the Board will revert back from nine to eight members.
     At the time of his appointment to the Board of Directors, Mr. Hoffman was not appointed to any committees of the Board.
     Mr. Hoffman qualifies as an “independent director” as that term is defined by Rule 5605(a)(2) of the Nasdaq listing standards and under the new stricter standard for director independence recently adopted by the Company as part of its corporate governance guidelines. With Mr. Hoffman’s appointment, the number of independent directors on the Board who meet the new stricter standard for director independence has been increased from seven to eight. The only member of the Board who is not independent is Joseph A. Ferrara, the Company’s Chairman, President and Chief Executive Officer.
     Mr. Hoffman has been promised a grant, to be made at the next regularly scheduled meeting of the Compensation Committee following the Annual Meeting, of 35,000 non-qualified stock options under the Company’s 2006 Long-Term Incentive Compensation Plan. Mr. Hoffman will also be entitled to receive fees for his service in accordance with the programs made available to the Company’s outside directors.
     The Company issued a press release dated July 7, 2009 announcing the appointment of Mr. Hoffman to the Board. A copy of the press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) The following have been filed as an exhibit to this Form 8-K:

Exhibit Number	Description

99.1*	Press Release dated July 7, 2009

*	Exhibit 99.1 furnished with this Current Report on Form 8-K shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2009	TOLLGRADE COMMUNICATIONS, INC.
	By:	/s/ Sara M. Antol
Sara M. Antol
Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 7, 2009